Exhibit 10.1

AGREEMENT AND AMENDMENT NO. 2 TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement (this "Agreement") dated as of June 29, 2012 is among Holly Energy Partners – Operating, L.P., a Delaware limited partnership (the "Borrower"), the Guarantors (as defined below), the parties that are "Lenders" prior to the effectiveness of this Agreement under and as defined in the Credit Agreement referred to below (the "Existing Lenders"), the parties that are New Lenders (as defined below; and together with the Existing Lenders, the "Lenders" and individually, a "Lender"), Wells Fargo Bank, National Association, as administrative agent for such Lenders (in such capacity, the "Administrative Agent") and as an Issuing Bank.
RECITALS
A.    The Borrower, the Existing Lenders, and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of February 14, 2011, as amended by that certain Agreement and Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of February 3, 2012 (as amended and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement").
B.    In connection with such Credit Agreement, certain Subsidiaries of the Borrower executed and delivered that certain Second Amended and Restated Guaranty dated as of February 14, 2011 and certain other Subsidiaries joined as guarantors pursuant to that certain Second Amended and Restated Guaranty Agreement Supplement No. 1 dated as of December 15, 2011 (as the same may be further amended, modified or supplemented from time to time, the "Guaranty") in favor of the Administrative Agent for the benefit of the Beneficiaries (as defined in the Guaranty) pursuant to which they each became a Guarantor.
C.    The Borrower has requested an increase in the aggregate Commitments under, and as defined in, the Credit Agreement.
D.    To effect the increase to the Commitments and subject to the terms set forth herein, certain Existing Lenders have agreed to increase their respective Commitments and certain other financial institutions have agreed to enter into the Credit Agreement as Lenders (such new lenders being referred to herein as "New Lenders").
E.    The Borrower has also requested that the Existing Lenders and the New Lenders amend the Credit Agreement to make certain other changes to the Credit Agreement.
THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I
DEFINITIONS
Section 1.01    Terms Defined Above. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.
Section 1.02    Terms Defined in the Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.
Section 1.03    Other Definitional Provisions. The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Agreement shall refer to this Agreement as a whole and not to any particular Article, Section, subsection or provision of this Agreement. Section, subsection and Schedule references herein are to such Sections, subsections and Schedules to this Agreement unless otherwise specified. All titles or headings to Articles, Sections, subsections or other divisions of this Agreement or the schedules hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or schedules, such other content being controlling as the agreement among the parties hereto. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
ARTICLE II
NEW LENDER AGREEMENTS
Section 2.01    New Lender Agreements. Each New Lender:
(a)    represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to become a Lender under the Credit Agreement;
(b)    agrees that, from and after the Effective Date (as herein defined), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, subject to its Commitment, shall have the obligations of a Lender thereunder;
(c)    represents and warrants that it is sophisticated with respect to decisions to enter into the Credit Agreement as a Lender and either it, or the person exercising discretion in making its decision to enter into the Credit Agreement, is experienced in making credit decisions as a lender in the type of transaction evidenced by the Credit Agreement;

(d)    represents and warrants that it has received a copy of the Credit Agreement and such other Credit Documents it has requested, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.06 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Agreement and the Credit Agreement;
(e)    represents and warrants that it has, independently and without reliance upon the Administrative Agent or any other Existing Lender or New Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement;
(f)    if it is not incorporated under the laws of the United States of America or a state thereof, has delivered or shall deliver simultaneously with the execution of this Agreement, any documentation required to be delivered by it as a Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;
(g)    agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Existing Lender or New Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender;
(h)    appoints and authorizes Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Documents as are delegated to the Administrative Agent thereby, together with such powers and discretion as are reasonably incidental thereto; and
(i)    specifies as its Applicable Lending Office and (address for notices) the office(s) set forth beside its name on Schedule 1.01(b) attached hereto.
ARTICLE III
AMENDMENTS
Section 3.01    Amendment to Credit Agreement. Effective as of the Effective Date, the Credit Agreement shall hereby be amended as follows:
(a)    The following definitions found in Section 1.01 (Certain Defined Terms) of the Credit Agreement are hereby amended to read in their entirety as follows:
"Agreement" means this Second Amended and Restated Credit Agreement dated as of February 14, 2011 among the Borrower, the Lenders, the Issuing Banks and the Administrative Agent, as amended by Amendment No. 1, Amendment No. 2 and as it may be further amended, modified, restated, renewed, extended, increased or supplemented from time‑to‑time.

"Applicable Margin" means, as of any date of determination, the following percentages determined as a function of the Borrower's Total Leverage Ratio:

Total Leverage Ratio	Eurodollar Rate Advances	Alternate Base Rate Advances	Commitment Fees	Letter of Credit Fees
> 4.75	2.75%	1.75%	0.5%	2.75%
≤ 4.75 but > 4.25	2.5%	1.5%	0.5%	2.5%
≤ 4.25 but > 3.75	2.25%	1.25%	0.375%	2.25%
≤ 3.75 but > 3.25	2%	1%	0.375%	2%
≤ 3.25	1.75%	0.75%	0.3%	1.75%

For purposes of determining the Applicable Margin, the Total Leverage Ratio shall be determined from the financial statements of the Limited Partner and its Subsidiaries most recently delivered pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and certified to by a Responsible Officer in accordance with such Sections. Any change in the Applicable Margin shall be effective the day after the date of delivery of the financial statements pursuant to Section 5.06(b) or Section 5.06(c), as the case may be, and receipt by the Administrative Agent of the Compliance Certificate required by such Sections. If the Borrower fails to deliver any financial statements within the times specified in Section 5.06(b) or 5.06(c), as the case may be, such ratio shall be deemed to be greater than 4.75 to 1.00 from the day after the date such financial statements should have been delivered until the Borrower delivers such financial statements and the accompanying Compliance Certificate to the Administrative Agent and the Lenders.
"Credit Documents" means, collectively, this Agreement, Amendment No. 1, Amendment No. 2, the Notes, the Security Documents, the Guaranties, the Letter of Credit Documents, the Fee Letters, the Amendment No. 1 Fee Letter, the Amendment No. 2 Fee Letter and each other agreement, instrument or document executed at any time in connection with the foregoing documents, as each such Credit Document may be amended, modified or supplemented from time-to-time; provided, however, that in no event shall any agreement in respect of Banking Services Obligations or any Lender Hedging Agreement constitute a Credit Document hereunder.
"Final Maturity Date" means June 29, 2017.
"Future Holdco" means a Subsidiary of the Borrower or the Limited Partner formed to hold an Equity Interest in a joint venture (other than UNEV JV, the Joint Venture or Plains JV) pursuant to an Investment made in accordance with Section 6.06(g).
"Lender" means a party to this Agreement that (a) became a party hereto as a lender on the date hereof, (b) is identified as a “New Lender” (as defined in Amendment No. 1) entering into this Agreement under and as provided in

Amendment No. 1, (c) is identified as a “New Lender” (as defined in Amendment No. 2) entering into this Agreement under and as provided in Amendment No. 2, or (d) is an Eligible Assignee or an Approved Affiliate that became a party hereto pursuant to Sections 2.14, 2.15 or 9.05.
"Permitted Note Debt" means (i) the 6.50% senior notes due 2020 issued by the Limited Partner and Finance Corp, (ii) the 8.25% senior notes due 2018 issued by the Limited Partner and Finance Corp, and (iii) Debt in connection with unsecured senior notes issued by the Limited Partner, Finance Corp or any of their wholly owned Subsidiaries; provided that (a) after giving effect to the issuance of such notes, there would be no Default under this Agreement, (b) such notes' scheduled maturity is no earlier than September 30, 2017, (c) the weighted average life of such notes is greater than the weighted average life of the Notes, and (d) no indenture or other agreement governing such notes contains financial maintenance covenants or other covenants or events of default that are materially more restrictive on the Limited Partner or any of its Subsidiaries than those contained in this Agreement or in the existing note documents related to the senior notes described in clauses (i) and (ii) above.
"Restricted Payment" means (a) the making by the Borrower of any direct or indirect dividends or other distributions (in cash, Property, or otherwise), on or in respect of, or any direct or indirect payment of any kind or character in consideration for or otherwise in connection with any retirement, purchase, redemption, or other acquisition of, any Equity Interests of the Borrower, other than dividends or distributions payable in the Borrower's Equity Interest, (b) the making by the Borrower or any of its Subsidiaries of any principal or interest payments (in cash, Property or otherwise) on, or redemptions of, any subordinated debt of the Borrower or any of its Subsidiaries, or (c) the making by the UNEV Parent/Holdco of any direct or indirect dividends or other distributions (in cash, Property, or otherwise), on or in respect of, or any direct or indirect payment of any kind or character in consideration for or otherwise in connection with any retirement, purchase, redemption, or other acquisition of, any Equity Interests of the UNEV Parent/Holdco, other than dividends or distributions payable in the UNEV Parent/Holdco's Equity Interest or on account of any net profits interest, net working capital adjustment or any earn-out payments in connection with the UNEV Acquisition pursuant to Section 6.06(e).
"Subsidiary" means, with respect to any Person, any other Person, a majority of whose outstanding Voting Securities is at the time directly or indirectly owned by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person; provided that, for purposes of this Agreement and the other Credit Documents, the Excluded Subsidiaries shall not be considered Subsidiaries of the Limited Partner or Borrower and shall be accounted for in the financial statements of the Limited Partner, Borrower and Limited Partner's Subsidiaries in accordance with Section 1.03(b).

"UNEV Acquisition" means the direct or indirect acquisition by the Limited Partner of Parent's Equity Interests in UNEV JV (which at the time of the UNEV Acquisition shall be 75% of the Equity Interests of UNEV JV).
"UNEV Parent/Holdco" means one or more direct or indirect Subsidiaries of the Limited Partner formed to hold directly or indirectly the Limited Partner's Equity Interests in UNEV JV.
(b)    The following new definitions are added to Section 1.01 (Certain Defined Terms) of the Credit Agreement to appear therein in alphabetical order:
"Amendment No. 2" means that certain Agreement and Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of June 29, 2012, among the Borrower, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, a Lender and an Issuing Bank and all of the Lenders.
"Amendment No. 2 Effective Date" means June 29, 2012.
"Amendment No. 2 Fee Letter" means the letter agreement, dated June 22, 2012, between the Borrower and Wells Fargo Securities, LLC.
"Holdco Entity" means each of UNEV Parent/Holdco and any Future Holdco. "Holdco Entities" means each Holdco Entity collectively.
(c)    The following definition is deleted from Section 1.01 (Certain Defined Terms) of the Credit Agreement and wherever it appears in the Credit Agreement:
"6.25% Senior Notes"
(d)    The following definitions in Section 1.01 (Certain Defined Terms) are amended as follows:
The defined term "Acceptable Title Commitment" is amended by adding the words "or the applicable Holdco Entity's" after the reference to the words "applicable Borrower's Subsidiary's".
The defined term "Available Cash" is amended by amending and restating the introductory clause through clause (a)(ii) of such definition to read as follows: "means, (A) with respect to UNEV Parent/Holdco, all cash and cash equivalents of the UNEV Parent/Holdco on hand at the time of such Restricted Payment and (B) with respect to Borrower, for any fiscal quarter ending prior to the Final Maturity Date, (a) the sum of (i) all cash and cash equivalents of the Borrower and its Subsidiaries on hand at the end of such fiscal quarter and (ii) all additional cash and cash equivalents of the Borrower and its Subsidiaries on hand on the date of determination of Available Cash with respect to such quarter resulting from Advances made subsequent to the end of such quarter less".
The defined term "Guarantor" is amended by adding the words "but including each Holdco Entity," after the reference to the words "Excluded Subsidiaries".

The defined term "Third Party Consent Limitation" is amended by adding the words "or any Holdco Entity" after the reference to the words "any Subsidiary"; by adding the words "or applicable Holdco Entity" after each reference to the words "applicable Subsidiary"; by adding the words "or applicable Holdco Entity's" after each reference to the words "applicable Subsidiary's"; and by adding the words "or any applicable Holdco Entity" after the reference to the words "or any applicable Subsidiary".
(e)    Section 1.03 (Accounting Terms; Changes in GAAP) of the Credit Agreement is hereby amended by replacing subsection (b) thereof in its entirety with the following:
(b)    Unless otherwise indicated, all financial statements of the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities), all calculations for compliance with covenants in this Agreement and all calculations of any amounts to be calculated under the definitions in Section 1.01 shall be based upon the consolidated accounts of the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities) in accordance with GAAP and consistent with the principles applied in the preparation of the latest financial statements furnished to the Lenders hereunder which, prior to the delivery of the first financial statements under Section 5.06 hereof, shall mean the Financial Statements (it being understood that the Excluded Subsidiaries shall not be consolidated with the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities) for purposes of calculating compliance with any financial covenants set forth in this Agreement but any amounts distributed by the Excluded Subsidiaries to the Limited Partner or any of its Subsidiaries (including Borrower and the Holdco Entities but excluding any other Excluded Subsidiary) may be included in any such calculation to the extent such distributed amounts are so received by the Limited Partner and its Subsidiaries (including Borrower and the Holdco Entities but excluding any other Excluded Subsidiary)).
(f)    Section 2.01 (Making the Advances) of the Credit Agreement is hereby amended by replacing clause (a) thereof in its entirety with the following:
(a)    Advances. Each Lender having a Commitment severally agrees, on the terms and conditions set forth in this Agreement, to make Advances to the Borrower from time to time on any Business Day during the period from the date of this Agreement until the Revolver Termination Date in an aggregate outstanding amount up to but not to exceed at any time outstanding its Commitment, as such amount may be reduced pursuant to Section 2.03, 7.02, and 7.03 or increased pursuant to Section 2.14 or pursuant to Amendment No. 1 or Amendment No. 2, as applicable; provided, however that the aggregate outstanding principal amount of all Advances plus the aggregate Letter of Credit Exposure shall not at any time exceed the aggregate Commitments.
(g)    Section 2.14 (Commitment Increase) of the Credit Agreement is hereby amended by replacing the reference to "$575,000,000" found in clause (a) thereof with a reference to "$750,000,000."

(h)     Section 4.01 (Existence; Power; Subsidiaries; Compliance with Laws) is amended by adding the words "and each Holdco Entity" after each reference to the words "its Subsidiaries" in subsections (a) and (b) and the second sentence of subsection (d) and by adding the words "nor any Holdco Entity" after the reference to the words "its Subsidiaries" in the first sentence of subsection (d).
(i)     Section 4.03 (Governmental Approvals; Third Party Consents) is amended by adding the words "or any Holdco Entity's" after the reference to the words "its Subsidiaries'" in the introductory clause of subsection (a) and by adding the words "or any Holdco Entity" after the reference to the words "and its Subsidiaries" in clause (i) of subsection (a).
(j)     Section 4.06 (True and Complete Disclosure) is amended by adding the words ", any Holdco Entity" after each reference to the words "any of its Subsidiaries" in such section.
(k)     Section 4.07 (Litigation) is amended by adding the words ", any Holdco Entity" after the reference to the words "against the Borrower, any of its Subsidiaries" in the first sentence of Section 4.07 and by adding the words "any Holdco Entity" after each reference to the words "any of its Subsidiaries," in the second sentence of Section 4.07.
(l)    Section 4.08 (Use of Proceeds) of the Credit Agreement is hereby amended by deleting the words ", including, without limitation, all or a portion of the 6.25% Senior Notes," found in clause (vii) thereof.
(m)     Section 4.09 (Investment Company Act) is amended by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" in such section.
(n)     Section 4.12 (Insurance) is amended by adding the words "and the Holdco Entities" after the reference to the words "its Subsidiaries" in such section.
(o)     Section 4.13 (No Burdensome Restrictions; No Defaults) is amended by adding the words "any Holdco Entity," after each reference to the words "its Subsidiaries," in such section.
(p)    Section 4.14 (Environmental Condition) is amended by adding the words "and each Holdco Entity" after the reference to the words "its Subsidiaries" in subsection (a); by adding the words "and each Holdco Entity," after the reference to the words "its Subsidiaries," in the introductory clause of subsection (b); by adding the words "or any Holdco Entity," after the reference to the words "its Subsidiaries" in subsection (b)(ii); by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" in subsections (c)(i) and (c)(ii); and by adding the words "and, to Borrower's knowledge, none of the Holdco Entities" after the reference to the words "its Subsidiaries" in the last sentence of subsection (c).
(q)    Section 4.15 (Permits, Licenses, etc.) is amended by adding the words "and each Holdco Entity" after each reference to the words "its Subsidiaries" in such section.
(r)    Section 4.17 (Title, Etc.) is amended by adding the words "and each Holdco Entity" after the words "its Subsidiaries" in subsection (a).

(s)    Section 4.21 (Employee Matters) is amended by adding the words "any Holdco Entity" after the reference to the words "its Subsidiaries," at the beginning of the first sentence of such section and adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in the first sentence of such section.
(t)    Section 4.23 (Solvency) is amended by replacing each reference to the words "Borrower and its Subsidiaries" in subsection (a) with a reference to the words "Borrower, its Subsidiaries and the Holdco Entities"; by adding the words "or any Holdco Entity" after each reference to the words "any of its Subsidiaries" in subsection (b); and by adding the words "or such Holdco Entity" after each reference to the words "such Subsidiary" in subsection (b).
(u)    Section 5.01 (Compliance With Laws, Etc.) is amended by adding the words "and the Holdco Entities" after each reference to the words "its Subsidiaries" in such section.
(v)    Section 5.02 (Maintenance of Insurance), subsection (a), is amended by adding the words "and the Holdco Entities" after the reference to the words "its Subsidiaries" in the first sentence; by adding the words "and the Holdco Entities" after the reference to the words "its Subsidiaries" in the second sentence; by adding the words "and the Holdco Entities" after the reference to the words "and its Subsidiaries" and immediately before the reference to the words "shall contain" in the fifth sentence; and by adding the words ", any Holdco Entity" after the reference to the words ", its Subsidiaries" and immediately before the reference to the words "and the applicable insurance company" in the fifth sentence of such section.
(w)    Section 5.02 (Maintenance of Insurance), subsection (c), is amended by deleting the reference to the word "Subsidiary" and replacing it with the word "Guarantor" in the last sentence of subsection (c).
(x)    Section 5.03 (Preservation of Existence, Etc.) is amended by adding the words "and the Holdco Entities" after the reference to the words "its Subsidiaries" before the proviso; by adding the words "nor any Holdco Entity" after the reference to the words "its Subsidiaries" in the proviso; and by adding the words "or such Holdco Entity" after each reference to the words "such Subsidiary" in the proviso.
(y)    Section 5.04 (Payment of Taxes, Etc.) is amended by adding the words "and the Holdco Entities" after each reference to the words "its Subsidiaries" in such section.
(z)    Section 5.05 (Books and Records; Visitation Rights) is amended and restated in its entirety to read as follows:
The Borrower will keep, and cause each of its Subsidiaries and the Holdco Entities to keep, proper records and books of account in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower, each of its Subsidiaries and each of the Holdco Entities, in accordance with GAAP consistently applied. At any reasonable time and from time‑to‑time during normal business hours, upon reasonable prior written notice, the Borrower will, and will cause its Subsidiaries and the Holdco Entities to, permit the Administrative Agent and each of the Lenders or representatives thereof, to examine and make copies of and abstracts from the records and books of account of the Borrower, its Subsidiaries and each of the Holdco Entities, to visit and inspect at its reasonable discretion the Properties of the Borrower, its Subsidiaries and each of the Holdco Entities, and to discuss the affairs, finances, and accounts of the Borrower, its Subsidiaries and the Holdco Entities with any officers and directors of the Borrower, its Subsidiaries or any Holdco Entity.
(aa)    Section 5.06 (Reporting Requirements) is amended by adding the words "and the Holdco Entities" after each reference to the words "its Subsidiaries" in subsection (f); by adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in subsection (j); by adding the words "or any Holdco Entity" after the reference to the words ", its Subsidiaries," in subsection (j); by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" in subsection (k); by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" at the beginning of subsection (l); by adding the words "or any Holdco Entity's" after the reference to the words "its Subsidiaries'" in clause (iii) of subsection (l); by adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in subsection (m); by adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in clause (i) of subsection (n); by adding the words "or any Holdco Entity" after each reference to the words "any Subsidiary of the Borrower" in subsection (n); and by adding the words "any Holdco Entity" after the reference to the words "its Subsidiaries," in subsection (o).
(bb)    Section 5.07 (Maintenance of Property) is amended by adding the words "and the Holdco Entities" after each reference to the words "its Subsidiaries" in such section.
(cc)    Section 5.09 (State Regulatory Authority) is amended by adding the words "and the Holdco Entities" after the reference to the words "cause its Subsidiaries"; by adding the words "or any Holdco Entity" after the reference to the words "any of its Subsidiaries"; and by adding the words "or any Holdco Entity's" after the reference to the words "its Subsidiaries’" and immediately before the reference to the word "Business", in each case at the beginning of such section.
(dd)    Section 5.10 (Additional Subsidiaries) is amended by adding the words "and the Holdco Entities" after the reference to the words "Material Subsidiaries" at the beginning of such section; and by adding the words "or any such Holdco Entity (other than UNEV JV or any other Excluded Subsidiary)" after each reference to the words "Material Subsidiary of the Borrower", in subsection (a) of such section.
(ee)    Section 5.11 (Agreement to Pledge) is amended in its entirety to read as follows:
The Borrower will, and will cause its Material Subsidiaries and the Holdco Entities to, grant to the Administrative Agent an Acceptable Security Interest in any Property of the Borrower or any Material Subsidiary or any Holdco Entity now owned or hereafter acquired that exceeds the Material Collateral Threshold; provided however, the Borrower, its Material Subsidiaries and the Holdco Entities will not be required to grant to the Administrative Agent an Acceptable Security Interest in any Property of the Borrower or any Material Subsidiary or any Holdco Entity

hereafter acquired that exceeds the Material Collateral Threshold if the Administrative Agent determines in its sole discretion that the relative burdens and expense of obtaining an Acceptable Security Interest in such Property outweigh the relative benefits of obtaining an Acceptable Security Interest in such Property; provided that (a) the Borrower, its Subsidiaries and the Plains Holdco shall not be required to pledge the Equity Interests of Plains JV owned by it, (b) the Borrower, its Subsidiaries and the Holdco Entities shall not be required to pledge the Equity Interests of UNEV JV directly or indirectly owned by the Holdco Entities, and (c) the Borrower, its Subsidiaries and the Future Holdcos shall not be required to pledge the Equity Interests of any Future JVs owned by such Future Holdcos; and provided further however that neither Borrower nor any applicable Subsidiary nor any Holdco Entity shall be required to grant any Acceptable Security Interest in any real property interest that is subject to the Third Party Consent Limitation. Additionally, if after the date of this Agreement the Borrower, any of its Material Subsidiaries or any Holdco Entity purchases fee title to any real property, the Borrower or such Material Subsidiary or such Holdco Entity shall obtain Acceptable Surveys and Acceptable Title Commitments in respect of all such acquired real property (other than (x) the Excluded Property and (y) real property that consists merely of pipelines or gathering lines).
(ff)    Section 5.13 (Use of Proceeds) of the Credit Agreement is hereby amended by deleting the words "and to repay or repurchase all or a portion of the 6.25% Senior Notes in compliance with Section 6.18" in the first sentence thereof.
(gg)    Section 5.14 (Further Assurances) is amended by adding the words "and each Holdco Entity" after each reference to the words "each Subsidiary" in the first and third sentences of subsection (a); by adding the words "or any Holdco Entity" after the reference to the words "any Subsidiary" in the third sentence of subsection (a); by adding the words "or any Holdco Entity's" after the reference to the words "its Subsidiaries'" in subsection (b); by adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in the first and second sentences of subsection (c); by adding the words "such Holdco Entity's" after each reference to the words " its Subsidiaries'," in the first and second sentences of subsection (c); by adding the words "such Holdco Entity and" after the words "name of Borrower and its Subsidiaries and" in the second sentence of subsection (c); by adding the words "and the Holdco Entities" after the reference to the words "its Subsidiaries" in clause (iii) of subsection (c); and by adding the words "and such Holdco Entity’s" after the reference to "such Subsidiary’s" and immediately before the words "sole cost" in the second sentence of subsection (c).
(hh)    Section 6.01 (Liens, Etc.) is amended by adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in the introductory clause and in subsections (e), (h) and (i); and by deleting the reference to paragraph (i) in subsection (h) and replacing it with a reference to paragraph (h).
(ii)    Section 6.02 (Debts, Guaranties and Other Obligations) is amended by adding the words "or any Holdco Entity" after each reference to the words "its Subsidiaries" in the introductory clause and in subsections (c) and (l); by adding the words "and the Holdco Entities" after the reference to the words "its Subsidiaries" in subsection (a); by adding the words “or any Holdco Entity” after the reference to the words “its wholly-owned Subsidiaries” in subsection (f); by adding the words "or any Holdco Entity" at the end of subsection (g); and by deleting the word "the" before the reference to the words "Debt of Borrower" and replacing it with the words "respect of" and inserting a "," after the reference to the words "Debt of Borrower", in each case in subsection (l).
(jj)    Section 6.03 (Agreements Restricting Liens) is amended by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" in such section.
(kk)    Section 6.04 (Merger or Consolidation; Asset Sales; Acquisitions) is amended by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" in the introductory clause; by adding the words "or any Holdco Entity" after the reference to the words "Subsidiary of the Borrower" in subsection (b); by deleting the words "such Subsidiary" after the first proviso in clause (iii) of subsection (b) and replacing them with the words "such Guarantor"; by adding the words "and the Holdco Entities" after each reference to "and its Subsidiaries" in clause (iii) and clause (iv) of subsection (c); and by amending and restating subsection (a) in its entirety to read as follows:
(a)    Merge or consolidate with or into any other Person, except that (i) the Borrower may merge with one or more of its Subsidiaries, provided that the Borrower shall be the surviving Person, (ii) any of its Subsidiaries may merge with any of its other Subsidiaries provided that if any of such Subsidiaries is a Guarantor, a Guarantor shall be the surviving Person and (iii) any Holdco Entity may merge with any other Holdco Entity or any other Guarantor provided that the surviving Person shall be a Guarantor;
(ll)    Section 6.05 (Restricted Payments) is hereby amended by designating the existing provision as subsection (a) and replacing the reference to "$30,000,000" found in clause (ii) thereof with a reference to "$60,000,000" and inserting a new subsection (b) to read in its entirety as follows:
(b)    The UNEV Parent/Holdco will not make or pay any Restricted Payment; except that (i) the UNEV Parent/Holdco may make any payment on account of any net profits interest, net working capital adjustments or earn-out payments in connection with the UNEV Acquisition pursuant to Section 6.06(e) and (ii) the UNEV Parent/Holdco may make Restricted Payments (other than any distributions of Equity Interests or payments-in-kind) at any time in an aggregate amount not to exceed the UNEV Parent/Holdco's Available Cash at the time of such Restricted Payment; provided that, (x) no Default or Event of Default shall occur both before and after giving effect to such Restricted Payment, and (y) the Limited Partner and its Subsidiaries (including the Holdco Entities) shall be in compliance (after giving pro forma effect to the making of such Restricted Payment) with all of the covenants contained in this Agreement, including, without limitation, Sections 6.10 through 6.12.
(mm)     Section 6.06 (Investments) is hereby amended by adding the words "or any Holdco

Entity" after each reference to the words "its Subsidiaries" in the introductory clause and subsection (k); by adding the words "or any Holdco Entity" after the reference to the words "of the Borrower" in subsection (g); by replacing the figure "$30,000,000" with "$50,000,000" in subsections (g) and (l); and by amending and restating subsection (e) in its entirety to read as follows:
(e)    the UNEV Acquisition by UNEV Parent/Holdco in an aggregate amount not to exceed $325,000,000 (which amount shall be determined at the time definitive documentation for the UNEV Acquisition is executed) plus payments (either in cash or units of Equity Interests in the Limited Partner) on account of any net profits interest, net working capital adjustments or earn-out in connection with the UNEV Acquisition at any time; provided that the UNEV Acquisition or other Investments are made using cash (or Equity Interests in the Limited Partner) and otherwise comply with Section 6.04. Additionally, the Borrower, its Subsidiaries and any Holdco Entity may make additional Investments in UNEV JV and/or the UNEV Project provided that (i) the Borrower has cash, Liquid Investments and availability under this Agreement of at least $25,000,000 and (ii) after giving effect to such Investment on a pro forma basis, (x) the Limited Partner and its Subsidiaries would have been in compliance with the covenants contained in Sections 6.10 through 6.12 of this Agreement as of the end of the most recently completed fiscal quarter for which financial statements have been delivered pursuant to Section 5.06, and (y) the Senior Leverage Ratio shall not be greater than 3.00 to 1.00;
(nn)     Section 6.07 (Affiliate Transactions) is hereby amended by adding the words "or any Holdco Entity" after the reference to the words "any of its Subsidiaries"; by adding the words "or any Holdco Entity" after the reference to the words "Subsidiary of the Borrower"; and by adding the words "and Holdco Entities" after the reference to the words "and its Subsidiaries" in the proviso in such section.
(oo)    Section 6.08 (Other Business) is amended and restated in its entirety to read as follows:
The Borrower shall not, and shall not permit any of its Subsidiaries or any Holdco Entity to, substantially alter the character of their respective businesses from that conducted by the Borrower, its Subsidiaries and the Holdco Entities taken as a whole on the Amendment No. 2 Effective Date.
(pp)    Section 6.13 (Compliance with ERISA) is hereby amended by adding the words "or any Holdco Entity" after the reference to the words "any of its Subsidiaries" in the introductory clause; and by adding the words ", any Holdco Entity" after each reference to the words "any Subsidiary" or the reference to the words "a Subsidiary" in such section.
(qq)    Section 6.14 (Restricted Entities) is hereby amended by adding the words "or any Holdco Entity" after each reference to the words "any of its Subsidiaries" in such section.
(rr)    Section 6.16 (UNEV Holdco) is hereby amended by deleting the words "Borrower and its Subsidiaries" and replacing them with the words "Limited Partner through UNEV Parent/ Holdco and UNEV Holdco".

(ss)    Section 6.18 (Repayment of Permitted Note Debt) is hereby deleted and "Intentionally deleted" is substituted therefor.
(tt)    Section 7.01 (Events of Default) is hereby amended by deleting the words "or any of its Subsidiaries" and replacing them with the words ", any of its Subsidiaries or any Holdco Entity" in clause (i) of subsection (c); and by adding the words ", any Holdco Entity" after the reference to the words "its Subsidiaries" in clause (ii) of subsection (c).
(uu)    Section 7.06 (Application of Collateral) is amended by designating clause "seventh" as clause "fifth" and replacing clauses fourth, fifth, and sixth with the following:
fourth, to the ratable payment of (i) all other Obligations which relate to the Advances and Letters of Credit and which are owing to the Administrative Agent and the Lenders (other than amounts owing to any Lender or Affiliate of any Lender under any Lender Hedging Agreement), (ii) all amounts due and owing to the Lenders and their respective Affiliates under any Lender Hedging Agreement, and (iii) all amounts due and owing to the Lenders and their respective Affiliates in connection with any Banking Service Obligations; and
(vv)    Section 8.13 (Lender Hedging Agreements) is hereby amended by adding the words "or any Holdco Entity" after the reference to the words "its Subsidiaries" in such section.
(ww)    A new Section 9.20 (Confidentiality) is hereby added to the Credit Agreement to read in its entirety as follows:
Section 9.20    Confidentiality.

(a)    Each of Administrative Agent, the Lenders and the Issuing Banks agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates, to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors, representatives and to any credit insurance provider relating to Borrower and the Obligations (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, in which event Administrative Agent, such Lender or such Issuing Bank, as applicable, shall give the Borrower prompt prior notice of the disclosure permitted by this clause (d) unless such notice is impracticable or otherwise prohibited, (e) to any other party hereto, (f) in connection with the exercise of any remedies hereunder or under any other Credit Document or any action or proceeding relating to this Agreement or any other Credit Document or the enforcement of rights hereunder or thereunder, (g) subject to an agreement containing provisions substantially the same, or at least as restrictive, as those of this Section, to (i) any assignee of or participant in, or any prospective assignee of or participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective direct or indirect contractual counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Guarantor or any of their obligations, or (iii) any provider of Banking Services, (h) with the consent of Borrower, or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to Administrative Agent, any Lender, any Issuing Bank or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or any Guarantor, unless Administrative Agent, such Lender, such Issuing Bank or such Affiliate has actual knowledge that such source owes an obligation of confidence to the Borrower or any Guarantor with respect to such Information.

(b)    For purposes of this Section, "Information" means all information received from Borrower or any of the Guarantors relating to the Borrower or any Guarantor or any of their respective businesses, other than any such information that is available to Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by the Borrower or any such Guarantor, provided that, in the case of information received from the Borrower or any Guarantor after the date hereof, such information is clearly identified at the time of delivery as confidential.  Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(c)    Administrative Agent and each of the Lenders acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Guarantor, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable law, including federal and state securities laws.

(xx)    Schedule 1.01(a) – Commitments - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(a) that is attached hereto.
(yy)    Schedule 1.01(b) – Notice Addresses and Applicable Lending Offices - which is attached to the Credit Agreement is hereby replaced in its entirety with Schedule 1.01(b) that is attached hereto.
ARTICLE IV
AGREEMENTS
Section 4.01    Commitments. Each Existing Lender and each New Lender hereby acknowledges and confirms that, as of the date hereof and after giving effect to this Agreement its respective Commitment is as set forth next to its name on Schedule 1.01(a) attached hereto.

Section 4.02    Breakage Costs. If, as a result of increase in the aggregate Commitments effected hereby, any Existing Lender incurs any losses, out-of-pocket costs or expenses as a result of any payment of Eurodollar Rate Advances prior to the last day of the Interest Period applicable thereto (whether by the Borrower or as a result of the reallocation of the outstandings of the Eurodollar Rate Advances under the Credit Agreement due to the changes in the Existing Lenders' Pro Rata Share resulting from the non-pro rata increases in the Commitments and the joinder of New Lenders into the Credit Agreement) and such Existing Lender makes a request for compensation pursuant to Section 2.10 of the Credit Agreement, the Borrower shall, within ten (10) days of any written demand sent by such Existing Lender to the Borrower through the Administrative Agent, pay to the Administrative Agent for the account of such Existing Lender any amounts required under Section 2.10 of the Credit Agreement to compensate such Existing Lender for such losses, out-of-pocket costs or expenses which it may reasonably incur as a result of such payment or reallocation, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Existing Lender to fund or maintain such Advances.
Section 4.03    Fees.
(a)    On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Existing Lender consenting to this Agreement, an amendment fee equal to ten (10) basis points (0.10%) of the amount by such Existing Lender’s Commitment immediately prior to the Amendment No. 2 Effective Date. On the Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.
(b)    On the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Existing Lender increasing its Commitment pursuant to this Agreement, an upfront fee equal to forty (40) basis points (0.40%) of the amount by which such Existing Lender’s Commitments exceeds its Commitments immediately prior to the Amendment No. 2 Effective Date and (b) for each New Lender, an upfront fee equal to forty basis points (0.40%) of its Commitment. On the Effective Date, such fees shall be non-refundable and deemed to be fully earned when paid.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
Section 5.01    Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Credit Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the partnership power and authority of the Borrower and have been duly authorized by appropriate partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by the Borrower in connection with the execution, delivery and performance of this Agreement by the Borrower or the validity and enforceability of this Agreement against the Borrower; and (f) the Liens under the Security Documents are valid and subsisting and secure Borrower's obligations under the Credit Documents.
Section 5.02    Guarantors' Representations and Warranties. Each Guarantor represents and warrants that: (a) the representations and warranties of such Guarantor contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (b) no Default has occurred which is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate or other organizational power and authority of such Guarantor and have been duly authorized by appropriate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required to be obtained by such Guarantor in connection with the execution, delivery or performance of this Agreement by such Guarantor or the validity and enforceability of this Agreement against such Guarantor; (f) to its knowledge, it has no defenses to the enforcement of its Guaranty (other than the indefeasible payment in full of the Obligations); and (g) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor's obligations under the Credit Documents.
ARTICLE VI
CONDITIONS
The Credit Agreement shall be amended as provided herein, upon the date all of the following conditions precedent have been met (the "Effective Date"):
Section 6.01    Documents. The Administrative Agent shall have received each of the following:
(a)    this Agreement duly and validly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Existing Lenders and the New Lenders;
(b)    the Amendment No. 2 Fee Letter;
(c)    a replacement Note for each Existing Lender which increase its Commitments pursuant to this Agreement and a new Note to each New Lender, in each case, in the amount of their respective Commitments after giving effect to this Agreement;
(d)    favorable opinions of the Borrower's and the Guarantors' counsel dated as of the date of this Agreement in form and substance satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request;

(e)    a secretary's or a Responsible Officer's certificate for the Borrower dated the date hereof and certifying (i) copies of the resolutions of the board of directors of the General Partner authorizing this Agreement and the increase in the aggregate Commitments effected hereby, (ii) the Borrower Partnership Agreement and the other organizational documents of the Borrower, (iii) the General Partner's Certificate of Organization and Regulations, and (iv) the names and true signatures of the officers of the General Partner authorized to sign this Agreement, the new or replacement Notes, and the other Credit Documents to which this Borrower is a party;
(f)    a secretary's or a Responsible Officer's certificate for each Guarantor dated the date hereof and covering the matters set forth in clause (e) above as to such Guarantor; and
(g)    certificates of good standing and existence for the Borrower and each Guarantor in each state in which each such Person is organized, which certificate shall be dated a date not earlier than 30 days prior to the Effective Date.
Section 6.02    No Default. No Default shall have occurred which is continuing as of the Effective Date.
Section 6.03    Fees and Expenses. The Borrower shall have paid or reimbursed the Administrative Agent for (a) all of its reasonable out-of-pocket costs and expenses incurred in connection with this Agreement and the increase in the aggregate Commitments effected hereby, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of the Administrative Agent’s outside legal counsel, in each case, pursuant to all invoices of the Administrative Agent and/or such counsel presented to the Borrower for payment not less than two (2) days prior to the Effective Date, (b) all fees required to be paid under the fee letter referenced in Section 6.01(b) above, and (c) all upfront fees required to be paid under Section 4.03 above.
ARTICLE VII
MISCELLANEOUS
Section 7.01    Effect on Credit Documents; Acknowledgements.
(a)     Each of the Borrower, the Guarantors, Administrative Agent, the Issuing Banks, the Existing Lenders and the New Lenders does hereby adopt, ratify, and confirm the Credit Agreement and each other Credit Document, as amended hereby, and acknowledges and agrees that the Credit Agreement and each other Credit Document, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement and the other Credit Documents are not impaired in any respect by this Agreement.
(b)    From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean such Credit Agreement and such Credit Documents as amended by this Agreement.
(c)    This Agreement is a Credit Document for the purposes of the provisions of the other

Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement, subject to all applicable cure or grace periods provided for under the Credit Agreement.
Section 7.02    Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Credit Documents (other than the Guaranty or any other Credit Document to which such Guarantor is a party).
Section 7.03    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or other electronic transmission and all such signatures shall be effective as originals.
Section 7.04    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
Section 7.05    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.
Section 7.06    Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by, construed and enforced in accordance with the laws of the State of Texas. Without limiting the intent of the parties set forth above, (a) Chapter 15, Subtitle 3, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended (relating to revolving loans and revolving tri-party accounts), shall not apply to this Agreement or the transactions contemplated hereby and (b) to the extent that any Lender may be subject to Texas law limiting the amount of interest payable for its account, such Lender shall utilize the indicated (weekly) rate ceiling from time to time in effect as provided in Chapter 303 of the Texas Finance Code, as amended (formerly known as the indicated (weekly) rate ceiling in Article 5069-1.04 of the Revised Civil Statutes of Texas).
Section 7.07    Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[The remainder of this page has been left blank intentionally.]

EXECUTED to be effective as of the date first above written.
BORROWER:
HOLLY ENERGY PARTNERS - OPERATING, L.P., a Delaware limited partnership
By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner
By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member
By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner
By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner
By:/s/ Stephen D. Wise
Stephen D. Wise
Vice President and Treasurer

Signature Page 1

GUARANTORS:

HEP PIPELINE GP, L.L.C., a Delaware limited liability company
HEP REFINING GP, L.L.C., a Delaware limited liability company
HEP MOUNTAIN HOME, L.L.C., a Delaware limited liability company
HEP PIPELINE, L.L.C., a Delaware limited liability company
HEP REFINING, L.L.C., a Delaware limited liability company
HEP WOODS CROSS, L.L.C., a Delaware limited liability company
HEP TULSA LLC, a Delaware limited liability company
LOVINGTON-ARTESIA, L.L.C., a Delaware limited liability company
HEP SLC, LLC, a Delaware limited liability company
ROADRUNNER PIPELINE, L.L.C., a Delaware limited liability company
CHEYENNE LOGISTICS LLC, a Delaware limited liability company
EL DORADO LOGISTICS LLC, a Delaware limited liability company

Each by:	Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise _________________
Stephen D. Wise
Vice President and Treasurer

Signature Page 2

HEP NAVAJO SOUTHERN, L.P., a Delaware limited partnership
HEP PIPELINE ASSETS, LIMITED PARTNERSHIP, a Delaware limited partnership
HEP FIN-TEX/TRUST-RIVER, L.P., a Texas limited partnership

Each by:	HEP Pipeline GP, L.L.C., a Delaware limited liability company and its General Partner

By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise_______________
Stephen D. Wise
Vice President and Treasurer

Signature Page 3

HEP REFINING ASSETS, L.P., a Delaware limited partnership

By: HEP Refining GP, L.L.C., a Delaware limited liability company and its General Partner

By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise___________________
Stephen D. Wise
Vice President and Treasurer

HEP LOGISTICS GP, L.L.C., a Delaware limited liability company

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise_______________
Stephen D. Wise
Vice President and Treasurer

Signature Page 4

HOLLY ENERGY PARTNERS, L.P., a Delaware limited partnership

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise___________________
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY FINANCE CORP., a Delaware corporation

By: /s/ Stephen D. Wise___________________
Stephen D. Wise
Vice President and Treasurer

HOLLY ENERGY STORAGE - LOVINGTON LLC, a Delaware limited liability company

By: HEP Refining, L.L.C., a Delaware limited liability and its Sole Member

By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise___________________
Stephen D. Wise
Vice President and Treasurer

Signature Page 5

HOLLY ENERGY STORAGE - TULSA LLC, a Delaware limited liability company

By: HEP Tulsa, L.L.C., a Delaware limited liability and its Sole Member

By: Holly Energy Partners - Operating, L.P., a Delaware limited partnership and its Sole Member

By: HEP Logistics GP, L.L.C., a Delaware limited liability company, its General Partner

By: Holly Energy Partners, L.P., a Delaware limited partnership, its Sole Member

By: HEP Logistics Holdings, L.P., a Delaware limited partnership, its General Partner

By: Holly Logistic Services, L.L.C., a Delaware limited liability company, its General Partner

By: /s/ Stephen D. Wise_________________
Stephen D. Wise
Vice President and Treasurer

Signature Page 6

THIS SIGNATURE PAGE INTENTIONALLY LEFT BLANK

Signature Page 7

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Administrative Agent

By:/s/ Betsy Jocher
Betsy Jocher
Director

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender and an Issuing Bank

By:/s/ Betsy Jocher
Betsy Jocher
Director

UNION BANK, N.A., as a Lender and Syndication Agent

By: /s/ Bradley Kraus__________ _______
Bradley Kraus
Investment Banking Officer

COMPASS BANK, as a Lender and a Co-Documentation Agent

By: /s/ Umar Hassan_____________________________
Umar Hassan
Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender and a Co-Documentation Agent

By: /s/ Daniel K. Hansen______________
Daniel K. Hansen
Vice President

BANK OF AMERICA, N.A. , as a Lender

By: /s/ Ronald E. McKaig___________________________
Ronald E. McKaig
Managing Director

Signature Page 8

CAPITAL ONE, N.A. , as a Lender

By: /s/ Matthew Molero________________
Matthew Molero
Vice President

COMERICA BANK, as a Lender

By: /s/ Vontoba A. K. Terry________________________
Vontoba A. K. Terry
Assistant Vice President, CBO

SUNTRUST BANK, as a Lender

By: /s/ Carmen Malizia________________
Carmen Malizia
Vice President

UBS LOAN FINANCE LLC, as a Lender

By: /s/ Mary E. Evans_______________
Mary E. Evans
Associate Director

By: /s/ Irja R. Otsa__________________
Irja R. Otsa
Associate Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kay Murphy______________________________
Kay Murphy
Vice President

CITIBANK, N.A., as a Lender and a Co-Documentation Agent

By: /s/ John F. Miller________________
John F. Miller
Attorney-In-Fact

Signature Page 9

ONEWEST BANK, FSB, as a Lender

By: /s/ Sean M. Murphy________________
Sean M. Murphy
Senior Vice President

CIT BANK, as a Lender

By: /s/ Marc Theisinger____________________________
Marc Theisinger
Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Robert Hetu____________ _______
Robert Hetu
Managing Director

By: /s/ Vipul Dhadda _____
Vipul Dhadda
Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Erin Morrissey______ __________
Erin Morrissey
Director

By: /s/ Courtney E. Meehan________________________
Courtney E. Meehan
Vice President

FROST BANK, as a Lender

By: /s/ Lane Dodds____________________
Lane Dodds

Signature Page 10

Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Robert Traband____________________________
Robert Traband
Managing Director

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Michael King__________________
Michael King
Authorized Signatory

SOVEREIGN BANK, N.A., as a Lender

By: /s/ Vaughn Buck_______________________________
Vaughn Buck
Executive Vice President

SUMITOMO MITSUI BANKING CORPORATION, NY BRANCH, as a Lender

By: /s/ Shuji Yabe___________________
Shuji Yabe
Managing Director

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ J. Frazell__________________________________
J. Frazell
Director

Signature Page 11

SCHEDULE 1.01(a)

COMMITMENTS

Lender	Commitment

Wells Fargo Bank, National Association	$45,000,000.00
Union Bank, N.A.	$42,000,000.00
Compass Bank	$39,000,000.00
U.S. Bank National Association	$37,000,000.00
Citibank, N.A.	$37,000,000.00
Bank of America, N.A..	$34,000,000.00
Capital One, N.A.	$34,000,000.00
Comerica Bank	$34,000,000.00
SunTrust Bank	$34,000,000.00
UBS Loan Finance LLC	$34,000,000.00
CIT Bank	$20,000,000.00
OneWest Bank, FSB	$20,000,000.00
PNC Bank, National Association	$20,000,000.00
Credit Suisse AG, Cayman Islands Branch	$15,000,000.00
Deutsche Bank Trust Company Americas	$15,000,000.00
Frost Bank	$15,000,000.00
JPMorgan Chase Bank, N.A.	$15,000,000.00
Morgan Stanley Bank, N.A.	$15,000,000.00
Sovereign Bank, N.A.	$15,000,000.00
Sumitomo Mitsui Banking Corporation, NY Branch	$15,000,000.00
The Bank of Nova Scotia	$15,000,000.00
Total	$550,000,000.00

Schedule 1.01(a)

SCHEDULE 1.01(b)

NOTICE ADDRESSES AND APPLICABLE LENDING OFFICES

Borrower:	Office:

Holly Energy Partners - Operating, L.P.	Address for Notices: 2828 N. Harwood, Suite 1300 Dallas, TX 75201 Telecopier Number: (214) 237-3051 Attention: Stephen D. Wise

Administrative Agent:	Applicable Lending Offices:

Wells Fargo Bank, National Association	Address for Notices: 1525 West WT Harris Blvd. Charlotte, NC 28262 Telecopier Number: (704) 590-2782 Telephone Number: (704) 590-2779 Attention: Erika Myers

Lenders:	Applicable Lending Offices:

Wells Fargo Bank, National Association
U.S. Domestic Lending Office:
1000 Louisiana, 9th Floor
Houston, TX 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 319-1832
Attention: Betsy Jocher

Union Bank, N.A.
U.S. Domestic Lending Office:
445 South Figueroa Street, 15th Floor
Los Angeles, California 90071

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 213-236-6823
Attention: Don Smith

Schedule 1.01(b) Page 13

Compass Bank
U.S. Domestic Lending Office:
24 Greenway Plaza, Suite 1400A
Houston, Texas 77046

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: 713-499-8722
Attention: Greg Determann

U.S. Bank National Association
U.S. Domestic Lending Office:
950 17th Street DN-CO-T8E
Denver, CO 80202

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
555 SW Oak, PDORP7LS
Portland, OR 97208

Telecopier Number: (303) 585-4362
Attention: Daniel K. Hansen

Bank of America, N.A.
U.S. Domestic Lending Office:
901 Main St.
Dallas, TX 75202-3714

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 247-7286
Attention: Ron McKaig

Capital One, N.A.
U.S. Domestic Lending Office:
5718 Westheimer, Suite 1430
Houston, TX 77053

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (504) 533-5594
Attention: Nancy Moragas

Schedule 1.01(b) Page 14

Comerica Bank
U.S. Domestic Lending Office:
1717 Main Street
Dallas, TX 75201

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214)-462-4240
Attention: Robert L. Nelson

SunTrust Bank
U.S. Domestic Lending Office:
3333 Peachtree Street, 8th Floor
Atlanta, Georgia 30326

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (404)-439-7455
Attention: Carmen Malizia

UBS Loan Finance LLC
U.S. Domestic Lending Office:
677 Washington Blvd.
Stamford, CT 06901

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (203)-719-3390
Attention: Banking Products Services

PNC Bank, National Association
U.S. Domestic Lending Office:
Two Tower Center Blvd., 21st Floor
East Brunswick, NJ 08816

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (214)-871-2015
Attention: Andrew Bae

Schedule 1.01(b) Page 15

Citibank, N.A.
U.S. Domestic Lending Office:
1615 Brett Road, Building III
New Castle, DE 19720

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 994-0847
Attention: GLOriginationOps

OneWest Bank, FSB
U.S. Domestic Lending Office:
888 East Walnut Street
Pasadena, CA 91101

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (866) 518-6540
Attention: Olga Fomina

CIT Bank
U.S. Domestic Lending Office:
11 West 42nd Street
New York, New York 10036

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 771-6023
Attention: Michael Cerniglia

Credit Suisse AG, Cayman Islands Branch
U.S. Domestic Lending Office:
Eleven Madison Ave.
New York, New York 10010

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (646) 935-8518
Attention: Mikhail Faybusovich

Schedule 1.01(b) Page 16

Deutsche Bank Trust Company Americas
U.S. Domestic Lending Office:
60 Wall Street
New York, New York 10005-2858

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (212) 507-3620
Attention: Kevin Chichester

Frost Bank
U.S. Domestic Lending Office:
100 W. Houston Street, #RB-2
San Antonio, Texas 78205

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 388-7607
Attention: Lane Dodds

JPMorgan Chase Bank, N.A.
U.S. Domestic Lending Office:
712 Main Street, 12th Floor, Central, MC TS2-NO86
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 216-8870
Attention: Debra Hrelja

Morgan Stanley Bank, N.A.
U.S. Domestic Lending Office:
1585 Broadway
New York, New York 10036
Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (801) 236-3600
Attention: Michael King

Schedule 1.01(b) Page 17

Sovereign Bank, N.A.
U.S. Domestic Lending Office:
45 East 53rd Street, 10th Floor
New York, New York 10022

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (973) 379-4217
Attention: Mark Metsky

Sumitomo Mitsui Banking Corporation, NY Branch
U.S. Domestic Lending Office:
277 Park Avenue
New York, New York 10172
Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 277-3555
Attention: Luis Vaca

The Bank of Nova Scotia
U.S. Domestic Lending Office:
711 Louisiana Street, Suite 1400
Houston, Texas 77002

Eurodollar Lending Office:
Same as U.S. Domestic Lending Office

Address for Notices:
Same as U.S. Domestic Lending Office

Telecopier Number: (713) 752-2425
Attention: John Frazell

Schedule 1.01(b) Page 18